UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 25, 2023
FINWISE BANCORP
(Exact name of registrant as specified in its charter)

Utah	001-40721	83-0356689
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

756 East Winchester St., Suite 100		84107
Murray,	Utah
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code:  (801) 501-7200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	FINW	The NASDAQ Stock Market LLC

Item 1.01    Entry into a Material Definitive Agreement

On July 25, 2023, FinWise Bancorp (the "Company") entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Business Funding Group, LLC (“BFG”) and four members of BFG (“Sellers”), pursuant to which the Company will acquire an additional 10% voting ownership interest in BFG (the “Transaction”). As a part of the Transaction, the Company’s existing 5.1% non-voting ownership interest in BFG will be converted to a voting ownership interest and, when combined with the Company’s existing 4.9% voting ownership interest and the 10% voting ownership interest in BFG to be acquired in the Transaction, the Company will have a 20% voting ownership interest in BFG.
At the closing of the Transaction (the "Closing"), the Company will issue in the aggregate 372,132 shares of Common Stock of the Company, par value $0.001 per share, in a private placement to the Sellers in exchange for their 10% aggregate ownership interest in BFG, provided that the average of the last sales prices of the Company's Common Stock on the Nasdaq National Market for the 10 consecutive trading days preceding the Closing date (the "Average FinWise Share Price") is less than $12.63 per share and greater than $6.00 per share.

The Purchase Agreement contains representations and warranties, covenants and indemnification provisions which the Company believes are customary for a transaction of this nature. If on the Closing date, the Average FinWise Share Price is more than $12.63 per share, the Company may terminate the Purchase Agreement. If on the Closing date, the Average FinWise Share Price is less than $6.00 per share, BFG may terminate the Purchase Agreement. Closing is subject to certain conditions, including the receipt of any required regulatory approval. Either of the Company or the Sellers may terminate the Purchase Agreement if any condition to the other parties’ obligations have not been satisfied by September 30, 2023.
The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

The Purchase Agreement contains representations, warranties and other provisions that were made only for purposes of that agreement and as of specific dates and were solely for the benefit of the other parties thereto. The Purchase Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about the Company, BFG, the Sellers or any of their respective affiliates or assets. The representations and warranties made by such parties in the Purchase Agreement may (i) be qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties, (ii) have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts and (iii) be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, such representations, warranties and other provisions should not be relied on by any persons as characterizations of the actual state of facts or circumstances.

This Current Report on Form 8-K (this “Report”) contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, future events and its financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “budget,” “goal,” “target,” “would,” “aim” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry and management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

There are or will be important factors that could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: (a) the possibility that the proposed acquisition of ownership interests in BFG does not close when expected or at all because required regulatory approvals are not received or other conditions to closing are not satisfied on a timely basis or at all; (b) that the Company may be required to modify the terms and conditions of the proposed acquisition to obtain regulatory approval; (c) that the anticipated benefits of the proposed acquisition are not realized within the expected time frame or at all as a result of such things as the strength or weakness of the economy and competitive factors in the areas where the Company and BFG do business; and (d) other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent reports on Form 10-Q and Form 8-K.

Any forward-looking statement speaks only as of the date of this Report, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence. In addition, the Company cannot assess the impact of each risk and uncertainty on its business or the extent to which any risk or uncertainty, or combination of risks and uncertainties, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 2.02Results of Operations and Financial Condition.
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of the “Company”), dated July 27, 2023, reporting the Company’s financial results for the fiscal quarter ended June 30, 2023.
The information set forth under this “Item 2.02 Results of Operations and Financial Condition,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1	Membership Interest Purchase Agreement with Business Funding Group, LLC, dated July 25, 2023
99.1	Press Release dated July 27, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, FinWise Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 27, 2023	FINWISE BANCORP

/s/ Javvis Jacobson
Name: Javvis Jacobson
Title: Chief Financial Officer and Executive Vice President